UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest event reported) February 5, 2007

REDCELL POWER CORPORATION

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(Exact name of registrant as specified in its charter)

Delaware	13-4044390
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

598 – 999 Canada Place, Vancouver, British Columbia V6C 3E1

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(Address of principal executive offices including postal code)

604-608-2861

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(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

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Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule14d-2 (b) under the Exchange Act (17 CFR 240.14d-2(b)

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act.

ITEM 5.02.

CHANGE OF REGISTRANT’S DIRECTORS AND OFFICERS

Effective February 1, 2006, Mr. Cameron King resigned as the sole Officer and Director of Redcell Power Corporation. The Company wishes to thank Mr. Cameron King for his contributions and wishes him success in future endeavors.

Effective February 1, 2006, Mr. Michael Laidlaw has taken over as the sole Officer and Director of Redcell Power Corporation.

Effective February 2, 2007, Mr. Michael Laidlaw has resigned as the sole Officer of Redcell Power Corporation.

Effective February 2, 2007, Mr. Kelly Fielder has taken over as President and has become a Director of Redcell Power Corporation.

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed by the undersigned hereunder duly authorized.

REDCELL POWER CORPORATION

By: “Kelly Fielder”

Kelly Fielder

President and Director